March 1, 2012
(as revised July 26, 2012)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus, dated March 1, 2012, and Statement of Additional Information, dated July 26, 2012, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.firsteaglefunds.com/literature. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to prospectus@firsteaglefunds.com.

Class A | Ticker FEVAX Class C | Ticker FEVCX Class I | Ticker FEVIX

Investment Objective

First Eagle U.S. Value Fund (“U.S. Value Fund”) seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities.

Fees and Expenses

The following information describes the fees and expenses you may pay if you buy and hold shares of the U.S. Value Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the U.S. Value Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 52 and 57, of the Fund’s Prospectus respectively.

	CLASS A	CLASS C	CLASS I
First Eagle U.S. Value Fund’s Fees and Expenses (%)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.75	0.75	0.75

Distribution and Service (12b-1) Fees	0.25	1.00	None

Other Expenses	0.18	0.18	0.18

Total Annual Operating Expenses (%)	1.18	1.93	0.93

Example

This example is intended to help you compare the cost of investing in the U.S. Value Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the U.S. Value Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

SHARE STATUS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Sold or Held	$614	$856	$1,117	$1,860

Class C (shares have a one year contingent deferred sales charge)
Sold	$296	$606	$1,042	$2,254

Held	196	606	1,042	2,254

Class I
Sold or Held	$95	$296	$515	$1,143

Portfolio Turnover Rate

The U.S. Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when U.S. Value Fund shares are held in a taxable account. These costs, which are not reflected in annual U.S. Value Fund operating expenses or in the example, affect the U.S. Value Fund’s performance. During the most recent fiscal year, the U.S. Value Fund’s portfolio turnover rate was 18.54% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the U.S. Value Fund will normally invest at least 80% of its assets in domestic equity and debt instruments and may invest to a lesser extent in securities of non-U.S. issuers. In particular, the U.S. Value Fund seeks companies exhibiting financial strength and stability, strong management and fundamental value. Investment decisions for the U.S. Value Fund are made without regard to the capitalization (size) of the companies in which it invests. The U.S. Value Fund may invest in any size company, including large, medium and smaller companies. The U.S. Value Fund may invest in fixed-income securities, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

The investment philosophy and strategy of the U.S. Value Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. Although no change is anticipated, the investment objective of the U.S. Value Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in the “80% of assets” investment policies.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the U.S. Value Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Principal risks of investing in the U.S. Value Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Credit Risk — Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund may invest in debt instruments that are below investment grade, i.e., junk bonds, which are considered speculative, and carry a higher risk of default.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

FIRST EAGLE U.S. VALUE FUND | SUMMARY PROSPECTUS | MARCH 1, 2012

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically and economically stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

The U.S. Value Fund has the flexibility to respond promptly to changes in market and economic conditions. Under a defensive strategy, the U.S. Value Fund may temporarily hold some or all of its assets in cash and/or high quality debt securities or money market instruments of U.S. or foreign issuers.

For more information on the risks of investing in the U.S. Value Fund, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

The bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns — Class A

Following is additional return information for Class A Shares of the U.S. Value Fund for the periods presented in the bar chart.

Best Quarter
Second Quarter 2003	15.20%

Worst Quarter
Fourth Quarter 2008	-16.90%

Updated performance information is available at www.firsteaglefunds.com/funds/usvaluefund.php or by calling 800.334.2143.

The table below discloses after-tax returns only for Class A shares. After-tax returns for Class C and Class I shares will vary. After-tax returns are calculated using the highest individual federal income tax rate for each year. Returns do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of December 31, 2011

	1 YEAR	5 YEARS	10 YEARS
First Eagle U.S. Value Fund
Class A Shares

Return Before Taxes	0.41%	3.35%	7.50%

Return After Taxes on Distributions	-0.35	2.71	6.51

Return After Taxes on Distributions and Sale of Fund Shares	0.73	2.65	6.11

Class C Shares

Return Before Taxes	3.95%	3.63%	7.23%

Class I Shares

Return Before Taxes	5.99%	4.66%	8.30%

Standard & Poor’s 500 Index	2.11%	-0.25%	2.92%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan, Abhay Deshpande and Kimball Brooker, Jr. have served as the U.S. Value Fund’s Portfolio Managers since September 2008, September 2007 and March 2010, respectively.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information.

FIRST EAGLE U.S. VALUE FUND | SUMMARY PROSPECTUS | MARCH 1, 2012

You may purchase, redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information.

Send all requests for information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date.

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and Shareholder Services Expenses section of the Fund’s Prospectus for more information.